SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) is December 29, 2004

YP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-24217	85-0206668
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

4940 E. Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (480) 654-9646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 29, 2004, YP Corp. issued a press release announcing its earnings for its fiscal year ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit No.	Item
99.1	Press Release dated December 29, 2004 reporting the Registrant’s earnings for the fiscal period ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2004	YP CORP.

/s/ Peter Bergmann
Peter Bergmann,
Chairman and Chief Executive Officer